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                                             Filed Pursuant to Rule 497(e)
                                             Registration File No.: 33-44782


                         SUPPLEMENT TO THE PROSPECTUS OF
               MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
                              DATED JANUARY 8, 2001

     The first paragraph under the heading "Global Securities" in the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES" is hereby restated as follows:

     Fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities, fixed-income securities issued by a corporation, or asset-backed securities, all of which are rated in one of the four highest bond rating categories by either Standard & Poor's ("S&P") or Moody's investors Service ("Moody's") or, if unrated, are determined by the Investment Manager to be of equivalent quality.

     The third sentence under the heading "High Yield Securities" in the section of the Prospectus titled "PRINCIPAL INVESMENT STRATEGIES" is hereby amended as follows:

     The securities in this group may include both convertible and non-convertible debt securities, asset-backed securities and preferred stock.

     The following paragraph is hereby added to the section of the Prospectus titled "ADDITIONAL INVESTMENT STRATEGY INFORMATION."

     ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities.

     The following paragraph is hereby added to the section of the Prospectus titled "ADDITIONAL RISK INFORMATION":

     ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

March 1, 2001